UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

ROYSTER-CLARK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-81235	76-0329525
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1251 Avenue of the Americas-Suite 900 New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 332-2965

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Report include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include those regarding the Registrant’s financial position, business, marketing and product introduction and development plans and objectives of management for future operations, and other risks detailed in the Registrant’s reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Registrant’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cannot give assurance that the results anticipated herein will be attained.

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 Entry into a Material Definitive Contract

This Second Amendment to the Amended and Restated Revolving Credit Agreement dated as of December 23, 2003 requested that the Lenders amend and modify the Credit Agreement and other Loan Documents. This amendment requested that the Lenders waive compliance with certain covenants under the Credit Agreement and other Loan Documents permitting a potential sale of Royster-Clark Nitrogen, Inc. (“RCN”). Borrower and the Co-Borrowers requested that the Lenders consent to the release of RCN as a Co-Borrower in accordance with the Credit Agreement, as a Guarantor under the Subsidiary Guaranty, and as a Grantor under the Subsidiary, Pledge and Security Agreement.

The Amendment’s effectiveness was conditioned on several provisions related to the closing of the sale transaction of RCN. The agreement for this sale has expired and is no longer in effect; therefore this amendment is not effective.

The information furnished in this Item 1 shall not be deemed “file” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

10.24	Second Amendment to Amended ad Restated Revolving Credit Agreement dated as of December 23, 2003, among the Company, U.S. Bank Nationals Association, the CIT Group/Business Credit, Inc., as a Collateral Agent, and Supplement Amending the Borrower Pledge and Security Agreement, the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement dated March

The information furnished in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royster-Clark, Inc.

Date: March 31, 2005	By:	/s/ Joel F. Dunbar
Joel F. Dunbar
Vice President, Assistant Secretary
and Controller

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT	FILED WITH THIS REPORT
10.24	Second Amendment to Amended ad Restated Revolving Credit Agreement dated as of December 23, 2003, among the Company, U.S. Bank Nationals Association, the CIT Group/Business Credit, Inc., as a Collateral Agent, and Supplement Amending the Borrower Pledge and Security Agreement, the Subsidiary Guaranty and the Subsidiary Pledge and Security Agreement	X